<PAGE 1>
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)
                     November 15, 1997

       IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
      IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
  (Issuer of the 4.55% Class A Lease Backed Certificates,
                       Series 1993-1,
  5.33% Class A-1 Lease Backed Certificates, Series 1994-1
                            and
  6.55% Class A-2 Lease Backed Certificates, Series 1994-1)
______________________________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Cayman Islands            33-69028         06-1383202
____________________________  _____________  _____________________
(State or Other Jurisdiction  (Commission     (IRS Employer
   of Incorporation)           File Number)    Identification No.)

    1133 Westchester Avenue, Room 3C2108
          White Plains, New York                   10604
__________________________________________      ___________


                            -  -









  (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (914) 642-5844

                       Not Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)

Item 5.  Other Events

         The Registrant is filing the exhibits listed in item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 7.1 Monthly Statement for the 4.55% Class A Lease Backed Certificates,
            Series 1993-1, with report to the Distribution Date occurring on the date of this report.

Exhibit 7.2 Monthly Statement for the 5.33% Class A-1 Lease Backed Certificates,
            Series 1994-1 and the 6.55% Class A-2 Lease Backed Certificates, Series 1994-1, with report to the Distribution Date occurring on the date of this report.






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.

                                     IBM CREDIT RECEIVABLES LEASE ASSET
                                     MASTER TRUST

                                     By:  IBM CREDIT RECEIVABLES, INC.

                                     By:

                                        ______________________________
                                        Name:  Michael J. Twomey
Date:    November 15, 1997              Title: President and Treasurer
<PAGE 2>





                     MONTHLY STATEMENT                             Exhibit 7.1



                            -  -









            IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                            SERIES 1993-1


Delivered pursuant to Section 4.05 of the Pooling
and Servicing Agreement dated as of November 1, 1993,
between IBM Credit Receivables, Inc., a Cayman
Islands company, as Seller (the "Seller"), IBM Credit
Corporation, a Delaware corporation, as Servicer (the
"Servicer"), and Norwest Bank Minnesota, National
Association, a national banking association, as trustee (the
"Trustee"), set forth below is the required information
with respect to the Distribution Date of November 17, 1997
and with respect to the performance of the Trust during the
Collection Period from October 2, 1997  to November 1, 1997.
Capitalized terms used in this Certificate have their
respective meanings set forth in the Pooling and Servicing
Agreement:
                                                                  Per $1000 Original
A)        Information Regarding the Current             Total     Certificate
            Monthly Distribution (Stated in total   Distribution  Principal Amount
            and on the basis of $1,000 Original
            Certificate Principal Amount).


            (1)     The amounts by Class of the
            distribution to Class A Certificateholders and the Class B Certificateholders on November 17, 1997.

    Class A                                           6,118,816.39        6.11882
    Class B                                           1,079,791.12        6.11882

<PAGE 3>

            (2)    The amounts by Class of the
            distribution set forth in paragraph 1
            above in respect of interest on the
            Class A Certificates and the Class B
            Certificates.

    Class A                                             207,967.36        0.20797
    Class B                                              36,700.12        0.20797

            (3)    The amount by Class of the
            distribution set forth in paragraph 1
            above in respect of principal of the
            Class A Certificates and the Class B
            Certificates.

    Class A                                           5,910,849.03        5.91085


                            -  -









    Class B                                           1,043,091.00        5.91085

B)        Information Regarding the Performance of
            the Series 1993-1 Full Amortization
            Pool with respect to Series 1993-1's
            Full Amortization Period.


            (1)    Collections of Scheduled Payments:

       (a)     The aggregate amount of
       Collections of Scheduled Payments
       processed with respect to the Series 1993-1
       Full Amortization Pool during the
       Collection Period immediately
       preceding the Distribution Date
       allocated to each of Class A and Class B.

              Class A                                 6,420,664.30
              Class B                                 1,133,058.41

<PAGE 4>

       (b)     The aggregate Contract
       Balances of the Contracts
       outstanding and the Participation
       Balance of the Participation
       Interest, if any, as of the day
       before the last day of the
       Collection Period immediately
       preceding the Distribution Date
       allocated to each of Class A and
       Class B.

              Class A                                54,848,535.79
              Class B                                 9,679,153.38

       (c)     The aggregate amount of
       Collections of Finance Charge
       Payments processed with respect to
       the Series 1993-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class A                                   514,578.92
              Class B                                    90,808.04

       (d)     The aggregate amount of
       Collections of Principal Payments
       processed with respect to the Series
       1993-1 Full Amortization Pool during


                            -  -









       the Collection Period immediately
       preceding the Distribution Date
       allocated to each of Class A and
       Class B.

              Class A                                 5,906,085.39
              Class B                                 1,042,250.36

<PAGE 5>

       (e)     The aggregate amount of net
       Recoveries processed with respect
       to the Series 1993-1 Full Amortization
       Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class A                                         0.00
              Class B                                         0.00

            (2)    Contract Balances of the Contracts
            and Participation Balance of the Participation
            Interest, if any, included in the Series 1993-1
            Full Amortization Pool as of the day
            before the last day of the immediately
            preceding Collection Period.

       (a)     The aggregate Contract
       Balances and Participation Balance
       of the Participation Interest, if any,
       included in the Series 1993-1 Full
       Amortization Pool as of the day
       before the last day of the immediately
       preceding Collection Period.                 108,283,588.61

       (b)     The Class A Invested Amount
       and the Class B Invested Amount
       (each as defined in the Pooling and
       Servicing Agreement) as of the day
       before the last day of the immediately
       preceding Collection Period.


              Class A                                54,848,535.79
              Class B                                 9,679,153.38

<PAGE 6>

       (c)     The Class A Invested Amount on
       the date of issuance of the Class A
       Certificates (the "Initial Class A


                            -  -









       Invested Amount") and the Class B
       Invested Amount on the date of
       issuance of the Class B
       Certificates (the "Initial Class B
       Invested Amount")

              Class A                             1,000,000,000.00
              Class B                               176,470,588.24

       (d)     The allocation percentage with
       respect to the allocation of
       Finance Charge Payments, Principal
       Payments and Defaulted Amounts to
       the Class A Certificateholders with
       respect to the immediately preceding
       Collection Period.                                    50.65%

       (e)     The allocation percentage with
       respect to the allocation of
       Finance Charge Payments, Principal
       Payments and Defaulted Amounts to
       the Class B Certificateholders with
       respect to the immediately preceding
       Collection Period.                                     8.94%

<PAGE 7>

            (3)    Delinquent Balances of Contracts in
            the Trust.

            The aggregate Contract Balances of the            Aggregate
            Contracts which were delinquent as of             Contract
            the close of business on the last day of          Balances
            the Collection Period immediately
            preceding the Distribution Date:
       (a)     31-60 days                             2,113,643.81

       (b)     61-90 days                             1,250,993.91

       (c)     91 or more days                        1,659,576.57


                     TOTAL                            5,024,214.29

            (4)    Defaulted Amount.

            The Defaulted Amount for the Collection
            Period immediately preceding the
            Distribution Date allocable to each
            of Class A and Class B.

    Class A                                               4,763.64


                            -  -









    Class B                                                 840.64

            (5)    Investor Charge-Offs;
            Reimbursement of Charge-Offs.

       (a)     The amount of the withdrawal,
       if any, from the Reserve Account.                      0.00

<PAGE 8>

       (b)     The amount
       required for such
       Distribution Date pursuant to
       section 4.05 (c)(i) and (ii)
       over the Class B Available
       Finance Charge Collections,
       but not more than the Class B
       Investor Default Amount for
       such Distribution Date, and
       not below zero (a "Class B
       Investor Charge-Off").                                 0.00

       (c)     The Excess of the Defaulted
       Amount allocable to the Class A
       Certificates over the Class B Investor
       Charge-Off, which excess is charged
       to the Class A Invested Amount
       (a "Class A Investor Charge-Off").                     0.00

       (d)     The amounts of the Class A
       Investor Charge-Offs and Class B
       Investor Charge-Offs set forth in
       item 5(c) and item 5(b) above, per
       $1,000 interest (which will have
       the effect of reducing, pro rata,
       the amount of each Class A
       Certificateholder's and Class B
       Certificateholder's Invested
       Amount, respectively).

              Class A                                         0.00
              Class B                                         0.00

<PAGE 9>

       (e)     The total amounts reimbursed
       to the Trust for such Distribution
       Date in respect of Class A Investor
       Charge-Offs and Class B Investor
       Charge-Offs, respectively, for
       prior Distribution Dates.



                            -  -









              Class A                                         0.00
              Class B                                         0.00

       (f)     The amounts set forth in
       item 5(e) above, per $1,000
       interest (which will have the
       effect of increasing, pro rata, the
       amount of each Class A
       Certificateholder's and Class B
       Certificateholder's Invested
       Amount, respectively).

              Class A                                         0.00
              Class B                                         0.00

       (g)     The amount, if any, by which
       the outstanding principal balances
       of the Class A Certificates and
       Class B Certificates exceed the
       Class A Invested Amount and Class B
       Invested Amount, respectively, as
       of the end of the day on the Record
       Date with respect to the
       Distribution Date.

              Class A                                         0.00
              Class B                                   211,813.40

<PAGE 10>

            (6)    Investor Monthly Servicing fee.

            The amount of the series 1993-1 Monthly
            Servicing Fee payable to the Servicer
            for the Distribution Date.                   53,773.07

            (7)    Available Reserve Amount

       (a)     The amount available to be
       withdrawn from the Reserve Account
       for the Class A Certificateholders
       as of the close of business on such
       Distribution Date, before giving
       effect to all withdrawals from, or
       deposits to the Reserve Account on
       such Distribution Date.                       10,000,000.00

       (b)     The ratio of the Available
       Reserve Amount to the
       Invested Amount of the Class A
       Certificates as of the close of
       business on such Distribution Date,
       before giving effect to all withdrawals


                            -  -









       from the Reserve Account and payments
       to the Reserve Depositor on such
       Distribution Date.                                    20.43%

            (8)    Deficit Controlled Amortization
            Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution Date.                                0.00

<PAGE 11>

C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A and
            Class B, respectively, which represent
            the ratios of the Class A Invested
            Amount and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.

    Class A                                              0.0489377
    Class B                                              0.0489377

D)        Contract Balance.

            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interest,
            if any, included in the Series 1993-1 Full
            Amortization Pool at the close of business
            on the last day of the immediately preceding
            Collection Period.                       96,614,217.05


                     IBM CREDIT CORPORATION,
                          Servicer

                          by:    /s/ N. J. DiMarco


                          N. J. DiMarco
                          Manager Remarketing & Investor Accounting

<PAGE 12>


                    MONTHLY SERVICER'S CERTIFICATE



                            -  -









              IBM CREDIT CORPORATION

                     IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                        SERIES 1993-1


    The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1
Supplement (as amended and supplemented, the "Series
Supplement"), among IBM Credit Receivables, Inc., a Cayman
Islands company, as Seller (the "Seller"), IBM Credit
Corporation, a Delaware corporation, as Servicer (the
"Servicer"), and Norwest Bank Minnesota, National
Association, a national banking association, Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

    2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

    3.     The undersigned is a Servicing Officer.

    4.     This Certificate relates to the Distribution
          Date occurring on November 17, 1997.

<PAGE 13>
    5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

    6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

    7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of November, 1997.


                     IBM CREDIT CORPORATION,
                     Servicer,


                            -  -










                          by:    /s/ N. J. DiMarco


                          N. J. DiMarco
                          Manager Remarketing & Investor Accounting

<PAGE 14>


                                                                   Exhibit 7.2
                     MONTHLY STATEMENT

            IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                            SERIES 1994-1


Delivered pursuant to Section 4.05 of the Pooling
and Servicing Agreement dated as of August 3, 1994,
between IBM Credit Receivables, Inc., a Cayman
Islands company, as Seller (the "Seller"), IBM Credit
Corporation, a Delaware corporation, as Servicer (the
"Servicer"), and Norwest Bank Minnesota, National
Association, a national banking association, as trustee (the
"Trustee"), set forth below is the required information
with respect to the Distribution Date of November 17, 1997
and with respect to the performance of the Trust during the
Collection Period from October 2, 1997  to November 1, 1997.
Capitalized terms used in this Certificate have their
respective meanings set forth in the Pooling and Servicing
Agreement:
                                                                Per $1000 Original
A)        Information Regarding the Current             Total    Certificate
            Monthly Distribution (Stated in total   Distribution Principal Amount
            and on the basis of $1,000 Original
            Certificate Principal Amount).


            (1)     The amounts by Class of the
            distribution to Class A1 Certificateholders,
            Class A2 Certificateholders and
            the Class B Certificateholders
            on November 17, 1997.

    Class A1                                                  0.00        0.00000
    Class A2                                          2,753,666.71       14.00566
    Class B                                             485,941.19        9.17889

<PAGE 15>


                            -  -









            (2)    The amounts by Class of the
            distribution set forth in paragraph 1
            above in respect of interest on the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

    Class A1                                                  0.00        0.00000
    Class A2                                            132,748.23        0.67518
    Class B                                              23,426.16        0.44249

            (3)    The amount by Class of the
            distribution set forth in paragraph 1
            above in respect of principal of the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

    Class A1                                                  0.00        0.00000
    Class A2                                          2,620,918.48       13.33048
    Class B                                             462,515.03        8.73639

B)        Information Regarding the Performance of
            the Series 1994-1 Full Amortization
            Pool with respect to Series 1994-1's
            Full Amortization Period.


            (1)    Collections of Scheduled Payments:

       (a)     The aggregate amount of
       Collections of Scheduled Payments
       processed with respect to the
       Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class A                                 2,846,974.72
              Class B                                   502,407.32

<PAGE 16>

       (b)     The aggregate Contract
       Balances of the Contracts
       outstanding and the Participation
       Balance of the Participation
       Interests, if any, as of the day
       before the last day of the
       Collection Period immediately
       preceding the Distribution Date
       allocated to each of Class A and
       Class B.

              Class A                                24,320,286.40


                            -  -









              Class B                                 4,291,815.31

       (c)     The aggregate amount of
       Collections of Finance Charge
       Payments processed with respect to
       the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class A                                   228,168.47
              Class B                                    40,265.03

       (d)     The aggregate amount of
       Collections of Principal Payments
       processed with respect to the
       Series 1994-1 Full Amortization Pool
       during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class A                                 2,618,806.25
              Class B                                   462,142.29

<PAGE 17>

       (e)     The aggregate amount of net
       Recoveries processed with respect
       to the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class A                                         0.00
              Class B                                         0.00

            (2)    Contract Balances of the Contracts
            and Participation Balance of the
            Participation Interests, included in the
            Series 1994-1 Full Amortization Pool as of the day before the last day of the immediately preceding Collection Period.

       (a)     The aggregate Contract
       Balances and Participation Balance
       of the Participation Interests,
       included in the Series 1994-1 Full
       Amortization Pool as of the day before the
       last day of the immediately
       preceding Collection Period.                  43,755,899.44


                            -  -










       (b)     The Class A1 Invested Amount,
       Class A2 Invested Amount and
       the Class B Invested Amount
       (each as defined in the Pooling and
       Servicing Agreement) as of the day
       before the last day of the immediately
       preceding Collection Period.


              Class A1                                        0.00
              Class A2                               24,320,286.40
              Class B                                 4,291,815.31

<PAGE 18>

       (c)     The Class A1 Invested Amount on
       the date of issuance of the Class A1
       Certificates (the "Initial Class A1
       Invested Amount") and the Class A2
       invested Amount on the date of
       issuance of the Class A2 Certificates
       (the "Initial Class A2 Invested
       Amount") and the Class B
       Invested Amount on the date of
       issuance of the Class B
       Certificates (the "Initial Class B
       Invested Amount")

              Class A1                              103,389,000.00
              Class A2                              196,611,000.00
              Class B                                52,941,177.00

       (d)     The allocation percentage with
       respect to the allocation of
       Finance Charge Payments, Principal
       Payments and Defaulted Amounts to
       the Class A Certificateholders with
       respect to the immediately preceding
       Collection Period.                                    55.58%

       (e)     The allocation percentage with
       respect to the allocation of
       Finance Charge Payments, Principal
       Payments and Defaulted Amounts to
       the Class B Certificateholders with
       respect to the immediately preceding
       Collection Period.                                     9.81%

            (3)    Delinquent Balances of Contracts in
            the Trust.

<PAGE 19>


                            -  -









            The aggregate Contract Balances of the            Aggregate
            Contracts which were delinquent as of             Contract
            the close of business on the last day of          Balances
            the Collection Period immediately
            preceding the Distribution Date:
       (a)     31-60 days                             2,113,643.81

       (b)     61-90 days                             1,250,993.91

       (c)     91 or more days                        1,659,576.57


                     TOTAL                            5,024,214.29

            (4)    Defaulted Amount.

            The Defaulted Amount for the Collection
            Period immediately preceding the
            Distribution Date allocable to each
            of Class A and Class B.

    Class A                                               2,112.23
    Class B                                                 372.75

            (5)    Investor Charge-Offs;
            Reimbursement of Charge-Offs.

       (a)     The amount of the withdrawal,
       if any, from the Reserve Account.                      0.00

<PAGE 20>

       (b)     The amount
       required for such
       Distribution Date pursuant to
       section 4.05 (c)(i) and (ii)
       over the Class B Available
       Finance Charge Collections,
       but not more than the Class B
       Investor Default Amount for
       such Distribution Date, and
       not below zero (a "Class B
       Investor Charge-Off").                                 0.00

       (c)     The Excess of the Defaulted
       Amount allocable to the Class A
       Certificates over the Class B Investor
       Charge-Off, which excess is charged
       to the Class A Invested Amount
       (a "Class A Investor Charge-Off").                     0.00


                            -  -










       (d)     The amounts of the Class A
       Investor Charge-Offs and Class B
       Investor Charge-Offs set forth in
       item 5(c) and item 5(b) above, per
       $1,000 interest (which will have
       the effect of reducing, pro rata,
       the amount of each Class A
       Certificateholder's and Class B
       Certificateholder's Invested
       Amount, respectively).

              Class A                                         0.00
              Class B                                         0.00

<PAGE 21>

       (e)     The total amounts reimbursed
       to the Trust for such Distribution
       Date in respect of Class A Investor
       Charge-Offs and Class B Investor
       Charge-Offs, respectively, for
       prior Distribution Dates.

              Class A                                         0.00
              Class B                                         0.00

       (f)     The amounts set forth in
       item 5(e) above, per $1,000
       interest (which will have the
       effect of increasing, pro rata, the
       amount of each Class A
       Certificateholder's and Class B
       Certificateholder's Invested
       Amount, respectively).

              Class A                                         0.00
              Class B                                         0.00

       (g)     The amount, if any, by which
       the outstanding principal balances
       of the Class A1 Certificates,
       Class A2 Certificates and Class B
       Certificates exceed the Class A1
       Invested Amount, Class A2
       Invested Amount and Class B Invested
       Amount, respectively, as
       of the end of the day on the Record
       Date with respect to the
       Distribution Date.

              Class A1                                        0.00
              Class A2                                        0.00


                            -  -









              Class B                                   253,992.68

<PAGE 22>

            (6)    Investor Monthly Servicing fee.

            The amount of the series 1994-1 Monthly
            Servicing Fee payable to the Servicer
            for the Distribution Date.                   23,843.42

            (7)    Available Reserve Amount

       (a)     The amount available to be
       withdrawn from the Reserve Account
       for the Class A Certificateholders
       as of the close of business on such
       Distribution Date, before giving
       effect to all withdrawals from, or
       deposits to the Reserve Account on
       such Distribution Date.                        3,000,000.00

       (b)     The ratio of the Available
       Reserve Amount to the
       Invested Amount of the Class A
       Certificates as of the close of
       business on such Distribution Date,
       before giving effect to all withdrawals
       from the Reserve Account and payments
       to the Reserve Depositor on such
       Distribution Date.                                    13.83%

            (8)    Deficit Controlled Amortization
            Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution Date.                                0.00

<PAGE 23>

C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A1,
            Class A2 and Class B respectively, which represent the ratios of Class A1 Invested
            Amount, Class A2 Invested Amount
            and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.


                            -  -










    Class A1                                             0.0000000
    Class A2                                             0.1103670
    Class B                                              0.0723312

D)        Contract Balance.

            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interests,
            included in the Series 1994-1 Full Amortization
            Pool at the close of business on the
            last day of the immediately preceding
            Collection Period.                       39,040,467.90


                     IBM CREDIT CORPORATION,
                          Servicer

                          by:    /s/ N. J. DiMarco


                          N. J. DiMarco
                          Manager Remarketing & Investor Accounting

<PAGE 24>


                    MONTHLY SERVICER'S CERTIFICATE

              IBM CREDIT CORPORATION

                     IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                        SERIES 1994-1


    The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1
Supplement (as amended and supplemented, the "Series
Supplement"), among IBM Credit Receivables, Inc., a Cayman
Islands company, as Seller (the "Seller"), IBM Credit
Corporation, a Delaware corporation, as Servicer (the
"Servicer"), and Norwest Bank Minnesota, National
Association, a national banking association, Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.



                            -  -









    2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

    3.     The undersigned is a Servicing Officer.

    4.     This Certificate relates to the Distribution
          Date occurring on November 17, 1997.

<PAGE 25>

    5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

    6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

    7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of November, 1997.


                     IBM CREDIT CORPORATION,
                     Servicer,

                     by:         /s/ N. J. DiMarco

                          N. J. DiMarco
                          Manager Remarketing & Investor Accounting